EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Global ITS, Inc.

We have audited the accompanying consolidated balance sheet of Global ITS, Inc. (the “Company”) as of September 30, 2015, and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the period from inception (May 6, 2015) through September 30, 2015. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2015, and the results of its operations and cash flows for the period from inception (May 6, 2015) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has an accumulated deficit and working capital deficit and no revenue generating operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Frazier & Deeter, LLC

Frazier & Deeter, LLC
Tampa, Florida
February 1, 2016

GLOBAL ITS, INC.
CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015

ASSETS

CURRENT ASSETS
Cash	$100
Total current assets	100

Intangible assets	5,595

TOTAL ASSETS	$5,695

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable - related party	$7,222
Total current liabilities	7,222

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
Preferred stock, no par value, 20,000,000 shares authorized,
none issued and outstanding	-
Common stock, $0.001 par value, 500,000,000 shares
authorized; 24,000,000 shares issued and outstanding
at September 30, 2015	24,000
Additional paid-in-capital	822
Accumulated deficit	(26,349)
Total stockholders' deficit	(1,527)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$5,695

The accompanying notes are an integral part of these consolidated financial statements

GLOBAL ITS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MAY 6, 2015)
THROUGH SEPTEMBER 30, 2015

Revenue	$-

Cost of revenue	-

Gross profit	-

Selling, general and administrative expenses	26,349

loss before income taxes	(26,349)

Provision for (benefit from) income tax	-

Net loss	$(26,349)

Net loss per common share - basic and diluted	$(0.00)

Weighted average number of shares outstanding during the year - basic and diluted	15,081,633

The accompanying notes are an integral part of these consolidated financial statements

GLOBAL ITS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MAY 6, 2015)
THROUGH SEPTEMBER 30, 2015

CASH FLOWS USED IN OPERATING ACTIVITIES:

Net loss	$(26,349)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	1,250
Expenses paid directly by officer	199
Contributed services	900
Shares issued for services	24,000
Net cash used in operating activities	-

CASH FLOWS USED IN INVESTING ACTIVITIES:

Net cash used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Changes in accounts payable - related parties	100
Net cash provided by financing activities	100

INCREASE (DECREASE) IN CASH	100

CASH, BEGINNING OF YEAR	-

CASH, END OF YEAR	$100

Supplemental Disclosures

Interest paid in cash for the period	$-
Income taxes paid in cash for the period	$-

Non-cash investing and financing activities:
Acquisition of intangibles paid for by shareholder	$5,000

The accompanying notes are an integral part of these consolidated financial statements

GLOBAL ITS, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
FROM THE PERIOD FROM INCEPTION (MAY 6, 2015) THROUGH SEPTEMBER 30, 2015

					Total
			Additional		Stockholders'
	Common Stock		Paid in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)

Beginning balance	-	$-	$-	$-	$-

Common stock issued for services	24,000,000	24,000	-	-	24,000

Contributed services	-	-	900	-	900

Acquisition adjustment	-	-	(78)	-	(78)

Net loss	-	-	-	(26,349)	(26,349)

Balances, September 30, 2015	24,000,000	$24,000	$822	$(26,349)	$(1,527)

The accompanying notes are an integral part of these consolidated financial statements.

GLOBAL ITS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

NOTE 1	NATURE OF OPERATIONS

Global ITS, Inc. (the “Company”) was incorporated on May 6, 2015 under the laws of the State of Wyoming, to pursue business opportunities in the Energy Efficiency (“EE”) market place.  On July 2, 2015, the Company acquired 100% of Znergy, Inc. a Florida corporation focused on financing EE purchases and installations, for nominal consideration.  Znergy remains a wholly owned subsidiary of the Company.

On October 26, 2015, Mazzal Holding Corp., a Nevada corporation, (“Mazzal”) entered into a Share Exchange Agreement with Global and the shareholders of Global, pursuant to which Mazzal exchanged 120,000,000 of its common shares for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares and Global became a wholly owned subsidiary of Mazzal.

Mazzal is a real estate development company. The business plan of Mazzal going forward is to operate in two divisions; real estate development under a to be formed subsidiary, and Energy Efficiency under Global ITS.

NOTE 2	SUMMARY OF ACCOUNTING POLICIES

Basis of Accounting Presentation

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Znergy.  All intercompany transactions have been eliminated in consolidation.  The results of operations of Znergy have been included since the acquisition date discussed above.

The asset acquired and liability assumed consist of:

Intangible asset		$1,845
Accounts payable – related party		(1,923)
Net liabilities assumed	$	(78)

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Revenue at the time for services is recognized when the services are rendered.

The Company has not yet generated any revenue.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts. The Company estimates doubtful accounts based on historical bad debts, factors related to specific customers’ ability to pay and current economic trends. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible.

GLOBAL ITS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation. Cost includes the price paid to acquire or construct the asset, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extends the useful life of an existing asset. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited. Maintenance and repairs are generally expensed as incurred.

Intangible Assets and Long Lived Assets

The Company reviews for impairment of its long-lived assets and certain identifiable intangible assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.  Intangibles with finite lives are amortized over their estimated useful lives.

Fair value of financial instruments

The Company’s short-term financial instruments consist of cash and accounts payable. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities.  The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments. The carrying value of the Company’s long-term debt approximates fair value based on the terms and conditions at which the Company could obtain similar financing.

Income Taxes

In accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. The Company has recorded a valuation allowance against its deferred tax assets based on the history of losses incurred.

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. As of September 30, 2015, the Company does not have a liability for any unrecognized tax benefits.

All tax periods from inception remain open to examination by taxing authorities. To date the Company has not filed federal or state income tax returns.

Stock-Based Compensation

The Company records the cost resulting from all share-based transactions in the financial statements. The Company applies a fair-value-based measurement in accounting for share-based payment transactions with employees and when the Company acquires goods or services from non-employees in share-based payment transactions.

GLOBAL ITS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

Basic and Diluted Earnings Per Share

Basic earnings (loss) per share are calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses, common stock equivalents, if any, are not considered, as their effect would be anti-dilutive.

Recently issued accounting standards

The Company does not believe that any recently issued accounting standards will have a material impact on its financial statements.

NOTE 3	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company has an accumulated deficit of $26,349 and a working capital deficit of $7,122 at September 30, 2015. In addition, the Company continues to generate operating losses and negative cash flows from operations and has no revenue producing operations. Management believes these factors raise substantial doubt about the Company’s ability to continue as a going concern.

While management is attempting to execute its strategy, the Company does not have the cash to support the Company’s daily operations and requires significant additional debt or equity financing.  While the Company believes in the viability of its strategy to generate revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to obtain additional debt or equity financing, further implement its business plan and generate sufficient revenues to meet its obligations.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

During the next 12 months, the Company anticipates to raise additional funds through debt or equity financing.

NOTE 4	INTANGIBLE ASSETS

The Company was granted a federally registered trademark for “ZNERGY”.  The cost of applying for and prosecuting this trademark was $1,845 which cost was accounted for as an intangible asset.

On July 7, 2015 the Company entered into a contract with a financing and marketing company specializing in providing a “white-label” platform and program for businesses such as the Company which platform and program facilitates the financing of EE projects for the Company’s prospective clients. The fee for entering this contract was $5,000 which costs was accounted for as an intangible asset. Through September 30, 2015, the Company has recorded $1,250 in amortization related to this contract.

NOTE 5	RELATED PARTY TRANSACTIONS

The Company has recorded accounts payable to two affiliates in the amount of $7,222 for expenses paid directly on behalf of the Company.

NOTE 6	STOCKHOLDERS’ (DEFICIT)

The Company is authorized to issue 20,000,000 shares of preferred stock and 500,000,000 shares of Common Stock with $.001 par value.

GLOBAL ITS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

Since inception the Company issued 24,000,000 shares of its common stock for services rendered.  The shares were issued at par value or $24,000 which was charged to operations.

NOTE 7	INCOME TAXES

No provision was made for federal income taxes since the Company has net operating losses. At December 31, 2014, the Company had operating loss carryforwards of approximately $200. The net operating loss carry-forwards may be used to reduce taxable income through the year 2034. The principal difference between the net operating loss for book purposes and income tax purposes results from non-cash charges to operations related to common shares issued for services that are not currently deductible for income tax purposes. The availability of the Company’s net operating loss carry-forwards are subject to significant limitation if there is more than 50% positive change in the ownership of the Company’s stock.

Income Tax at Statutory Rate	34%
Effect of Operating Losses	(34%)
-